                                       UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  September 27, 2004
                          (Date of earliest event reported)

            Indymac MBS Inc (as Depositor under the Pooling and Servicing
                Agreement, dated as June 1, 2004, providing for the
        issuance of Residential Asset Securitization Trust Series 2004-A6
                Mortgage Pass-Through Certificates, Series 2004-F)
                 (Exact name of registrant as specified in charter)

                                          DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-116470-02                         95-4791925
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (800) 669-2300

       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     September 27, 2004.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Indymac MBS Inc, Registrant

          Date:  Sep 27, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of September 27, 2004.

	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	September 27, 2004 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
			13.	Other Related Information				22
			14.	Additional Certificate Report				23

				Total Number of Pages				23

			CONTACTS

				Administrator: Brent Hoyler
				Direct Phone Number: (714)247-6322
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IndyMac Bank					Cut-Off Date: June 1, 2004
	Certificate Insurer(s):		MBIA Insurance Corporation					Closing Date: June 29, 2004
								First Payment Date: July 26, 2004
	Servicer(s):		IndyMac Bank Master Servicer

								Distribution Date: September 27, 2004
	Underwriter(s):		Deutsche Bank Lead Underwriter					Record Date: August 31, 2004

						Page 1 of 23					© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds
	Senior Certificates
	Certificate Payment Report for September 27, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	SEQ,AS	197,265,000.00			193,829,215.74	807,621.73	1,934,689.76	2,742,311.49	-	-	191,894,525.98
PO	PO,RSTP	4,701,208.00			4,611,241.22	-	20,435.11	20,435.11	-	-	4,590,806.11
A-X	IO,CSTR,NTL	-			-	20,179.60	-	20,179.60	-	-	-
A-R	R,AS	100.00			-	0.00	-	0.00	-	-	-
B-1	SUB,NAS	1,950,300.00			1,934,885.05	8,062.02	12,618.83	20,680.85	-	-	1,922,266.22
B-2	SUB,NAS	513,200.00			509,143.72	2,121.43	3,320.51	5,441.94	-	-	505,823.21
B-3	SUB,NAS	307,800.00			305,367.19	1,272.36	1,991.53	3,263.89	-	-	303,375.66
B-4	SUB,NAS	205,300.00			203,677.33	848.66	1,328.33	2,176.99	-	-	202,349.00
B-5	SUB,NAS	205,200.00			203,578.12	848.24	1,327.69	2,175.93	-	-	202,250.43
B-6	SUB,NAS	102,711.00			101,899.19	424.58	664.56	1,089.14	-	-	101,234.63
P	SUB	100.00			100.00	-	-	-	-	-	100.00

Total		205,250,919.00			201,699,107.56	841,378.62	1,976,376.32	2,817,754.94	-	-	199,722,731.24

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1				F-30/360	45660NN84	197,265,000.00	982.582900	4.094095	9.807567	13.901663	972.775333
PO				F-30/360	45660NN92	4,701,208.00	980.863051	-	4.346779	4.346779	976.516272
A-X				A-30/360	45660NP25	73,437,095.00	982.998255	0.274788	-	0.274788	962.936181
A-R				F-30/360	45660NP33	100.00	-	0.043000	-	0.043000	-
B-1				F-30/360	45660NP41	1,950,300.00	992.096113	4.133733	6.470199	10.603933	985.625914
B-2				F-30/360	45660NP58	513,200.00	992.096103	4.133730	6.470207	10.603936	985.625896
B-3				F-30/360	45660NP66	307,800.00	992.096134	4.133723	6.470208	10.603931	985.625926
B-4				F-30/360	45660NR49	205,300.00	992.096103	4.133755	6.470190	10.603945	985.625913
B-5				F-30/360	45660NR56	205,200.00	992.096101	4.133723	6.470224	10.603947	985.625877
B-6				F-30/360	45660NR64	102,711.00	992.096173	4.133734	6.470193	10.603928	985.625980
P				F-30/360	IN040601P	100.00	1,000.000000	-	-	-	1,000.000000

							Page 2 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds
	Senior Certificates
	Certificate Payment Report for September 27, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	197,265,000.00		2,442,646.14		2,531,930.55	2,838,543.47	5,370,474.02	7,813,120.16	-	-	191,894,525.98
PO	4,701,208.00		-		55,809.75	54,592.14	110,401.89	110,401.89	-	-	4,590,806.11
A-X	-		60,920.37		-	-	-	60,920.37	-	-	-
A-R	100.00		0.43		63.10	36.90	100.00	100.43	-	-	-
B-1	1,950,300.00		24,282.56		12,285.65	15,748.13	28,033.78	52,316.34	-	-	1,922,266.22
B-2	513,200.00		6,389.68		3,232.84	4,143.95	7,376.79	13,766.47	-	-	505,823.21
B-3	307,800.00		3,832.32		1,938.94	2,485.40	4,424.34	8,256.66	-	-	303,375.66
B-4	205,300.00		2,556.13		1,293.26	1,657.74	2,951.00	5,507.13	-	-	202,349.00
B-5	205,200.00		2,554.88		1,292.63	1,656.94	2,949.57	5,504.45	-	-	202,250.43
B-6	102,711.00		1,278.82		647.01	829.36	1,476.37	2,755.19	-	-	101,234.63
P	100.00		-		-	-	-	-	-	-	100.00

Total	205,250,919.00		2,544,461.33		2,608,493.73	2,919,694.03	5,528,187.76	8,072,649.09	-	-	199,722,731.24

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	5.00000%	193,829,215.74			807,621.73	-	-	-	807,621.73	807,621.73	-
PO		4,611,241.22			-	-	-	-	-	-	-
A-X	0.33545%	72,188,536.24			20,179.60	-	-	-	20,179.60	20,179.60	-
A-R	5.00000%	-			-	-	-	-	-	0.00	-
B-1	5.00000%	1,934,885.05			8,062.02	-	-	-	8,062.02	8,062.02	-
B-2	5.00000%	509,143.72			2,121.43	-	-	-	2,121.43	2,121.43	-
B-3	5.00000%	305,367.19			1,272.36	-	-	-	1,272.36	1,272.36	-
B-4	5.00000%	203,677.33			848.66	-	-	-	848.66	848.66	-
B-5	5.00000%	203,578.12			848.24	-	-	-	848.24	848.24	-
B-6	5.00000%	101,899.19			424.58	-	-	-	424.58	424.58	-
P		100.00			-	-	-	-	-	-	-

Total		273,887,643.80			841,378.62	-	-	-	841,378.62	841,378.62	-

							Page 3 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Collection Account Report for September 27, 2004 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							1,976,376.31
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL PRINCIPAL							1,976,376.31

	Interest Collections							853,917.51
	Interest Withdrawals							0.00
	Interest Other Accounts							0.00
	Intrest Fees							(12,538.88)

	TOTAL INTEREST							841,378.63

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							2,817,754.94

	Interest Payable to Bondholders							841,378.63

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							809,299.13
	Curtailments							(5,384.43)
	Prepayments in Full							678,104.60
	Repurchases/Substitutions							494,357.01
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	LESS: Delinquent Principal							(618,623.57)
	LESS: Realized Losses							0.00
	PLUS: Recoveries							0.00
	PLUS: Substitution Shortfall Principal							0.00
	PLUS: Principal Loan Adjustments							0.00
	PLUS: Principal Advanced							618,623.57
	TOTAL PRINCIPAL							1,976,376.31

				Page 4 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Collection Account Report for September 27, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL

	Cash Release							0.00
	Principal to class A-2 from rounding account							0.00
	TOTAL PRINCIPAL OTHER ACCOUNTS							0.00

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							886,716.30
	Repurchases/Substitutions							2,574.78
	Liquidations							0.00
	Insurance Interest							0.00
	Other Additional Interest							0.00
	LESS: Prepayment Interest Shortfalls							(253.69)
	LESS: Delinquent Interest							(677,822.12)
	LESS: Interest Realized Losses							0.00
	PLUS: Compensating Interest							253.69
	LESS: Civil Relief Act Shorfalls							0.00
	PLUS: Substiution Shortfall Interest							0.00
	PLUS: Interest Loan Adjustments							0.00
	LESS: Excess, Special Hazard, Fraud, & Bankruptcy Interest Losses							0.00
	Interest Advanced							642,448.55
	TOTAL INTEREST							853,917.51

				Page 5 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Collection Account Report for September 27, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL

	Prepayment Penalties							0.00
	Interest to class A-2 from prepayment reserve account							0.00
	Interest to class A-2 from relief act reserve account							0.00

	TOTAL INTEREST OTHER ACCOUNTS							0.00

INTEREST - FEES								TOTAL

	Current Servicing Fees							10,858.05
	Trustee Fees							1,680.83

	TOTAL INTEREST FEES							12,538.88

				Page 6 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Credit Enhancement Report for September 27, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL

	Initial Deposit in prepayment reserve fund as on the closing date							0.00
	Begining deposit in prepayment reserve fund							0.00
	Class A-2 Prepayment Interest Shortfall							0.00
	Interest distributed to class A-2 as per Section 3.09(c)							0.00
	Ending deposit in prepayment reserve fund							0.00
	Remaining amounts to be distrbuted to Bear, Sterns & Co. Inc							0.00

	Initial Deposit in relief act reserve fund as on the closing date							0.00
	Begining deposit in relief act reserve fund							0.00
	Class A-2 Relief Act Reductions							0.00
	Interest distributed to class A-2 as per Section 3.09(c)							0.00
	Ending deposit in relief act reserve fund							0.00
	Remaining amounts to be distrbuted to Bear, Sterns & Co. Inc							0.00

	Initial deposit in the class A-2 rounding account							0.00
	Begining deposit in the class A-2 rounding account							0.00
	Class A-2 rounding account reimbursed							0.00
	Amount to be withdrawn from rounding account to make A-2 distribution							0.00
	Ending deposit in the class A-8 rounding account							0.00

INSURANCE								TOTAL

	Begining MBIA Reimbursement Amount							0.00
	Interest due on class A-2 certificates paid by MBIA							0.00
	Principal portion of realized losses allocated to class A-2 certificates paid by MBIA							0.00
	Interest shortfalls related to special hazard , fraud and bankruptcy losses paid by MBIA							0.00
	MBIA reimbursement made							0.00
	Ending MBIA Reimbursement Amount							0.00

STRUCTURAL FEATURES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 7 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Collateral Report for September 27, 2004 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							452
	Prior							448
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(3)
	Repurchases							(1)
	Liquidations							-
	Current							444

	Principal Balance:
	Original							205,250,818.61
	Prior							201,699,007.16
	Prefunding							-
	Scheduled Principal							(809,299.13)
	Partial and Full Voluntary Prepayments							(672,720.17)
	Repurchases							(494,357.01)
	Liquidations							-
	Current							199,722,630.85

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Collateral Report for September 27, 2004 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							5.289974%
	Weighted Average Coupon Prior							5.290903%
	Weighted Average Coupon Current							5.290801%
	Weighted Average Months to Maturity Original							171
	Weighted Average Months to Maturity Prior							169
	Weighted Average Months to Maturity Current							168
	Weighted Avg Remaining Amortization Term Original							170
	Weighted Avg Remaining Amortization Term Prior							169
	Weighted Avg Remaining Amortization Term Current							168
	Weighted Average Seasoning Original							9.26
	Weighted Average Seasoning Prior							10.21
	Weighted Average Seasoning Current							11.22

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Collateral Report for September 27, 2004 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							0.000%
	Weighted Average Margin Prior							0.000%
	Weighted Average Margin Current							0.000%
	Weighted Average Max Rate Original							0.000%
	Weighted Average Max Rate Prior							0.000%
	Weighted Average Max Rate Current							0.000%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							0.000%
	Weighted Average Cap Up Prior							0.000%
	Weighted Average Cap Up Current							0.000%
	Weighted Average Cap Down Original							0.000%
	Weighted Average Cap Down Prior							0.000%
	Weighted Average Cap Down Current							0.000%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							10,858.05
	Delinquent Servicing Fees							35,373.57
	TOTAL SERVICING FEES							46,231.62

	Total Servicing Fees							46,231.62
	Compensating Interest							(253.69)
	Delinquent Servicing Fees							(35,373.57)
	COLLECTED SERVICING FEES							10,604.36

	Total Advanced Principal For Current Payment Date							618,623.57
	Total Advanced Interest For Current Payment Date							642,448.55
	TOTAL ADVANCES FOR CURRENT PERIOD							1,261,072.12

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Prepayment Interest Shortfall (PPIS)							253.69
	Compensating Interest							(253.69)
	Net Prepayment Interest Shortfall (Net PPIS)							0.00

	Weighted Average Net Mortgage Rate							5.005748%

				Page 10 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Delinquency Report for September 27, 2004 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance		###########	858,027.31	-	-	858,027.31
		% Balance		76.23%	0.43%	0.00%	0.00%	0.43%
		# Loans		338	2	-	-	2
		% # Loans		76.13%	0.45%	0.00%	0.00%	0.45%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	858,027.31	-	-	858,027.31
		% Balance		0.00%	0.43%	0.00%	0.00%	0.43%
		# Loans		-	2	-	-	2
		% # Loans		0.00%	0.45%	0.00%	0.00%	0.45%
Note: <1 Payment = 1-30days, 1 Payment = 31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	REO Report for September 27, 2004 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Group 1; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Prepayment Report for September 27, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							3
	Number of Repurchased Loans							1
	Total Number of Loans Prepaid in Full							4

	Paid in Full Balance							678,104.60
	Repurchased Loans Balance							494,357.01
	Curtailments Amount							(5,384.43)
	Total Prepayment Amount							1,167,077.18

	Cumulative
	Number of Paid in Full Loans							7
	Number of Repurchased Loans							1
	Total Number of Loans Prepaid in Full							8

	Paid in Full Balance							2,267,978.57
	Repurchased Loans Balance							494,357.01
	Curtailments Amount							340,515.16
	Total Prepayment Amount							3,102,850.74

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Prepayment Report for September 27, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							0.58%
	3 Months Avg SMM							0.51%
	12 Months Avg SMM
	Avg SMM Since Cut-off							0.51%

	CPR							6.75%
	3 Months Avg CPR							5.96%
	12 Months Avg CPR
	Avg CPR Since Cut-off							5.96%

	PSA							300.97%
	3 Months Avg PSA Approximation							291.05%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							291.05%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Prepayment Report for September 27, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 23				© COPYRIGHT 2004 Deutsche Bank

	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Prepayment Detail Report for September 27, 2004 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 4						Loan Group 1 = Group 1
Total Original Principal Balance = 1,206,000.00
Total Prepayment Amount = 1,172,461.61

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

2046874 1			75,000.00	70,435.52	Aug-20-04	6.000%	CA - 68.18%	Paid Off - 180	Feb-27-03
3156174 1			50,000.00	46,805.43	Aug-11-04	5.375%	CA - 13.33%	Paid Off - 180	Feb-24-03
3698875 1			569,000.00	560,863.65	Sep-01-04	5.625%	MO - 42.65%	Paid Off - 180	Mar-18-04
3162138 1			512,000.00	494,357.01	Sep-01-04	6.250%	CA - 80.00%	Repur/Subs - 180	Aug-28-03

					Page 16 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Realized Loss Report for September 27, 2004 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

	Current Realized Losses							0.00
	Supplemental Losses (Recoveries)							0.00
	Current Net Realized Losses (Recoveries)							0.00

	Prior Cumulative Realized Loss							0.00
	Current Net Realized Loss (Recoveries)							0.00
	Current Cumulative Realized Loss							0.00

	Current Special Hazard Loss Coverage Amount							2,052,508.00
	Current Fraud Loss Coverage Amount							2,052,508.00
	Current Bankruptcy Loss Coverage Amount							100,000.00

	Class B-1 Write Down Amount							0.00
	Class B-2 Write Down Amount							0.00
	Class B-3 Write Down Amount							0.00
	Class B-4 Write Down Amount							0.00
	Class B-5 Write Down Amount							0.00
	Class B-6 Write Down Amount							0.00

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Realized Loss Report for September 27, 2004 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Realized Loss Report for September 27, 2004 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 23				© COPYRIGHT 2004 Deutsche Bank

	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Realized Loss Detail Report for September 27, 2004 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY							LOAN GROUP
Total Loan Count Current Losses = 0
Total Loan Count Revisions = 0						Loan Group 1 = Group 1
Total Prior Principal Balance = 0.00
Total Current Realized Loss Amount = 0.00
Total Revisions Amount = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revisions	Loss/(Gain)	Loss/(Gain)
SPACE INTENTIONALLY LEFT BLANK

					Page 20 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Triggers, Adj. Rate Cert. and Miscellaneous Report for September 27, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has the Optional Termination Date been reached?							No

	Have the Sr. Prepay Step Down Cond been satisfied?							No

	Has the Sr. Credit Supp. Depletion Date been reached?							No

	Has the Spec. Haz. Coverage Term Date been reached?							No

	Has the Fraud LossCoverage Term. Date been reached?							No

	Has the Bank LossCoverage Term. Date been reached?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

	Current Senior Percentage							98.346650%
	Next Senior Percentage							98.340968%
	Current Subordinate Percentage							1.653350%
	Next Subordinate Percentage							1.659032%
	Current Senior Prepayment Percentage							100.000000%
	Next Projected Senior Prepayment Percentage							100.000000%
	Current Subordinated Prepayment Percentage							0.000000%
	Next Projected Subordinated Prepayment Percentage							0.000000%

	Next Projected Pass-Through Rate for Class A-X							0.331587%
	Next Projected Pass-Through Rate for all other classes							5.000000%

				Page 21 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Other Related Information for September 27, 2004 Distribution

	Other Related Information

ADDITIONAL INFORMATION								TOTAL

	Scheduled Principal
	1 Month Prior							809,299.13
	2 Months Prior							486,080.54
	3 Months Prior							503,097.84
	4 Months Prior							509,963.82
	5 Months Prior							516,270.02
	6 Months Prior							515,887.81
	7 Months Prior							514,856.65
	8 Months Prior							515,585.59
	9 Months Prior							514,971.29
	10 Months Prior							514,298.83
	11 Months Prior							0.00
	12 Months Prior							0.00

	Scheduled Principal on 60+ Day Delinquent Loans
	1 Month Prior							0.00
	2 Months Prior							151.63
	3 Months Prior							0.00
	4 Months Prior							1,192.71
	5 Months Prior							46.48
	6 Months Prior							204.87
	7 Months Prior							589.51
	8 Months Prior							0.00
	9 Months Prior							0.00
	10 Months Prior							0.00
	11 Months Prior							0.00
	12 Months Prior							0.00

				Page 22 of 23				© COPYRIGHT 2004 Deutsche Bank
	IndyMac Residential Asset Securitization Trust 2004-A6
	Collateralized Asset-Backed Bonds

	Additional Certificate Report for September 27, 2004 Distribution

	Additional Certificate Report

	CLASS				Net PPIS & Relief Act Shortfall Allocation	Unpaid Interest Amount Due	Unpaid Interest Paid	Remaining Unpaid Interest Amount

	A-1				0.00	0.00	0.00	0.00
	PO				0.00	0.00	0.00	0.00
	A-X				0.00	0.00	0.00	0.00
	A-R				0.00	0.00	0.00	0.00
	B-1				0.00	0.00	0.00	0.00
	B-2				0.00	0.00	0.00	0.00
	B-3				0.00	0.00	0.00	0.00
	B-4				0.00	0.00	0.00	0.00
	B-5				0.00	0.00	0.00	0.00
	B-6				0.00	0.00	0.00	0.00
	P				0.00	0.00	0.00	0.00

				Page 23 of 23				© COPYRIGHT 2004 Deutsche Bank